Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the inclusion in this registration statement on Form SB-2 of our report, dated December 31, 2001, on our audits of the financial statements of Entertainment Technologies & Programs, Inc. for the years ended September 30, 2001 and 2000. We also consent to the reference to our firm under the caption "Experts".


                                        /s/  Ham, Langston & Brezina, L.L.P.


Houston, Texas
March 19, 2002


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